Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of MediaBay Inc. (the "Company") on Form 10-Q for the three months ended March 31, 2005 (the "Report"), I, John F. Levy, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/ John F. Levy
                                                -------------------------------
                                                John F. Levy
                                                Vice Chairman and
                                                Chief Financial Officer



Dated: May 16, 2005